UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) April 13, 2006

MASTR ADJUSTABLE RATE MORTGAGES TRUST 2006-2 (Exact name of Issuing Entity as specified in its charter)
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (Exact name of Depositor as specified in its charter)
UBS REAL ESTATE SECURITIES INC. (Exact name of Sponsor as specified in its charter)
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-130373 (Commission File Number)	06-1204982 (IRS Employer ID Number)
1285 Avenue of the Americas New York, New York	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 713-2000
________________________________No Change_________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Item 8.01.  Other Events.

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-130373) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of      such firm included in Exhibit 5.1).

23.1         Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/ Sameer Tikoo_________________

Name:

Sameer Tikoo

Title:

Associate Director

By: /s/ Peter Slagowitz_________________

Name:

Peter Slagowitz

Title:

Managing Director

Dated: April 13, 2006

EXHIBIT INDEX

    Exhibit No.

Description

Page No.

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

April 13, 2006

Mortgage Asset Securitization Transactions, Inc.

1285 Avenue of the Americas

New York, New York 10019

Re:

Mortgage Asset Securitization Transactions, Inc.,

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel for Mortgage Asset Securitization Transactions, Inc., a Delaware corporation (the “Company”), in connection with the issuance of the Company’s MASTR Adjustable Rate Mortgages Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2 (the “Certificates”), pursuant to a prospectus dated April 4, 2006, as supplemented by a prospectus supplement dated April 12, 2006 (the “Base Prospectus” and the “Prospectus Supplement,” respectively, and collectively the “Prospectus”).  A registration statement of the Company on Form S-3 relating to the Certificates (Commission File No. 333-130373) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on April 5, 2006.  As set forth in the Prospectus, the Certificates will be issued under and pursuant to the conditions of a pooling and servicing agreement dated as of April 1, 2006  (the “Pooling Agreement”), among the Company, as depositor, UBS Real Estate Securities Inc., as transferor (the “Transferor”), U.S. Bank National Association, as trustee (the “Trustee”), and Wells Fargo Bank, N.A, as master servicer, as trust administrator and as custodian (the “Master Servicer”, the “Trust Administrator” and the “Custodian”).

We have examined a form of the Pooling Agreement, forms of the Certificates, the Prospectus, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

(i)

When the Pooling Agreement has been duly and validly authorized by all necessary action on the part of the Company and duly executed and delivered by the Company, the Transferor, the Master Servicer, the Trust Administrator, the Custodian, the Trustee and any other party thereto, the Pooling Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations.

(ii)

The issuance and sale of the Certificates have been duly authorized by all requisite corporate action on the part of the Company and, when duly and validly executed and authenticated in accordance with the terms of the Pooling Agreement and delivered against payment therefor pursuant to the Underwriting Agreement dated April 12, 2006 and the Purchase Agreement, dated April 13, 2006, and each between the Company and UBS Securities LLC, the Certificates will be duly and validly issued and outstanding, and entitled to the benefits of the Pooling Agreement and enforceable against the Company in accordance with their terms.

(iii)

Under existing law, assuming compliance with all provisions of the Pooling Agreement, for federal income tax purposes, each segregated pool of assets for which the Pooling Agreement directs that a REMIC election be made will qualify as a “real estate mortgage investment conduit” (“REMIC”) pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”); each of the Certificates (other than the Class P, Class A-LR and Class A-UR Certificates), will evidence ownership of “regular interests” in a REMIC within the meaning of the Code; the Class A-LR Certificate will be considered to represent the sole class of “residual interest” in the lower-tier REMIC or REMICs that hold the Mortgage Assets within the meaning of Section 860G(a)(2) of the Code and the Class A-UR Certificates will be considered to represent the sole class of “residual interest” in each other REMIC created under the Pooling Agreement.

(iv)

The statements contained under the caption “Federal Income Tax Consequences,” in the Base Prospectus and “Federal Income Tax Consequences” in the Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Federal Income Tax Consequences” and “Legal Matters” in the Base Prospectus and “Federal Income Tax Consequences” and “Legal Matters” in the Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP